Filed Pursuant to Rule 497(K) Registration Nos. 333-123998 and 811-21749

CRM Small Cap Value Fund	Summary Prospectus

Investor Shares CRMSX	October 28, 2009,

Institutional Shares CRISX	as supplemented on June 30, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.crmfunds.com/download_center.aspx. You can also get this information at no cost by calling 800-CRM-2883 or by sending an email request to prospectus@crmllc.com. The Fund’s prospectus and statement of additional information, both dated October 28, 2009, as supplemented on June 30, 2010, and the independent registered public accounting firm’s report and financial statements in the Fund’s annual report to shareholders dated June 30, 2009, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

CRM Small Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	0.11%	0.11%

Total Other Expenses	0.36%	0.11%

Total Annual Fund Operating Expenses	1.11%	0.86%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$113	$353	$612	$1,352
Institutional Shares	$88	$274	$477	$1,061

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 2000 Value Index (“small cap companies”) that are publicly traded on a U.S. securities market. The market capitalization range of the Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund will invest will also change. As of September 30, 2009, the market capitalization range of the Index was from approximately $37 million to $3.56 billion. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, securities convertible into common stock, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. Through a qualitative and quantitative research process focused on these attributes, the Adviser strives to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. An important function of the Adviser’s investment process is to set a price target at which the security will be sold, provided that there has been no fundamental change in the investment case. The Adviser constantly monitors the portfolio companies held by the Fund to determine if the security continues to act in accordance with the Adviser’s initial assessment. Ordinarily, once the Adviser believes that an investment case has realized its anticipated prospects, the security will be sold. Additionally, the security would typically be sold if the identified change does not have the expected impact on earnings and cash flow of the company or a company’s fundamentals deteriorate, or due to other market conditions that would cause the Adviser to believe a sale would be advisable.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. Stock markets are volatile and can decline significantly in response to adverse issuer, regulatory, market or economic developments. Different parts of the U.S. market and different markets around the world can react differently to these developments. When market prices fall, the value of your investment will go down. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities. The Fund may experience a substantial or complete loss on any individual security.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in regulatory environment.

Value Investing Risk. Value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. The Adviser may be incorrect when it decides that a stock is undervalued by the market.

Risks of Small Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it invests in small capitalization companies. Small capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid.

Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail in the Fund’s prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one, five and ten years, both before and after taxes, compare with those of the Russell 2000 Value Index and the Russell 2000 Index, two broad based measures of market performance. This performance information includes performance of the Fund’s predecessors, the CRM Small Cap Value Fund (a series of WT Mutual Fund), for periods from November 1, 1999 through September 30, 2005 and the CRM Funds—Small Cap Value Fund, for periods prior to November 1, 1999. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com, or at the following telephone number: 800-CRM-2883. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart

27.38%	(23.72)%
For the quarter ended June 30, 2003	For the quarter ended December 31, 2008

Average Annual Total Returns as of December 31, 2008	1 Year	5 Years	10 Years
Institutional Shares
Before Taxes	(30.44)%	0.21%	7.53%
After Taxes on Distributions	(30.52)%	(1.86)%	5.94%
After Taxes on Distributions and Sale of Shares	(19.68)%	0.02%	6.27%
Investor Shares
Before Taxes	(30.62)%	(0.04)%	7.25%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	(28.92)%	0.27%	6.11%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	(33.79)%	(0.93)%	3.02%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGERS

Kevin M. Chin and Michael J. Caputo are co-leaders of the team that is responsible for the day-to-day management of the Fund. Messrs. Chin and Caputo have served as portfolio managers of the Fund since 2008.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open, at the Fund’s net asset value next determined after receipt of your request in good order.

The minimum initial investment in the Fund’s shares is $2,500 ($2,000 for individual retirement accounts or automatic investment plans) for Investor Shares and $1,000,000 for Institutional Shares. The minimum additional investment for direct investors in the Fund’s Investor Shares is $100. Your financial intermediary may impose higher investment minimums. There is no minimum amount for additional investments in Institutional Shares.

You may purchase or redeem Fund shares by contacting your financial intermediary or, if you hold your shares directly with the Fund, by contacting the Fund

(i)	in writing at:

Regular Mail	Overnight Mail
CRM Funds	CRM Funds
c/o BNY Mellon	c/o BNY Mellon
Investment Servicing (US) Inc.	Investment Servicing (US) Inc.
P.O. Box 9812	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

(ii)	by telephone at 800-CRM-2883

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains, and it is a taxable event for you if you redeem, sell or exchange Fund shares, except when your investment in the Fund is made through an individual retirement account, 401(k) or other tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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